UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2007
GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road Gaithersburg, Maryland		20878

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 632-0740

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure
On June 4, 2007, GenVec, Inc. announced that updated preliminary safety and efficacy data from the clinical development program of its lead product TNFerade™ was presented in a poster session on gastrointestinal cancers at the annual meeting of the American Society for Clinical Oncology in Chicago, IL by Dr. Mitchell Posner, of the University of Chicago. The presented poster is available on the Investor Relations section of the Company’s website at www.genvec.com.
Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is the press release announcing the presentation.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1  Press release dated June 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: June 4, 2007	By:	/s/ Douglas J. Swirsky Douglas J. Swirsky
Chief Financial Officer